UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934 (Amendment No.            )

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CME GROUP INC.

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The following communication was distributed or made available to the Class B-3 shareholders on or after March 29, 2018

IOMVote.com Home Page

The following communication was distributed or made available to the Class B-3 shareholders on or after March 29, 2018 IOMVote.com Home Page Elizabeth Cook for B-3 Share Director Long-time Active Trader & Skilled Leader ELIZABETH A. COOK—CME Group 2018 Board of Directors Candidate CME Group 2018 Board of Directors Class B-3 Director Candidate CME Group Class B-3 Director since 2015 elizabeth.cook@iomvote.com —- 630-698-3113 Long-Time Active Trader, Skilled Leader Bringing Diversity and a Fresh Perspective Dear Fellow Class B-3 Shareholder, It has been an incredible year for CME Group, I am honored to have served a third term as your Class B-3 Director.

You will soon receive your Class B-3 share proxy materials for the upcoming election and I would You will soon receive your Class B-3 share proxy materials for the upcoming election and I would appreciate your renewed support. By voting for me, you will be choosing a skilled leader with over 39 years of industry experience who understands your interests and will continue to be an effective contributor to the Board. CME Group had a very strong 2017; reaching record highs in our stock price, a record ADV of 16.3 mil contracts reflecting a 4.1 % increase from 2015 and with options on futures seeing an 11% increase. Since 1985, I have owned three companies specializing in options on futures — this is a key area of my expertise. I am the best candidate for the Board because options on futures are fundamental to the growth of our exchange. My accomplishments on the Board have been, and I will continue to focus on: • Promoting the launch of innovative new products, such as the new Bitcoin futures contract. • Overseeing the enhancements and effectiveness of CME Group’s information security program to address the ever-increasing cyber security risks as an appointed member of the Board’s Risk Committee. • Keeping a trained and watchful eye on Exchange fees and costs to stay competitive in the global marketplace. I have been an equity owner since 1983 and one of the few female members of the CME Group. Since 1988, I have been actively involved in improving CME Group’s operating environment as a member of numerous committees. Currently, I serve on the Board’s Risk Committee and co-chair of Arbitration and Floor Conduct. I am also an active member of Probable Cause, Business Conduct, CME PAC, Membership and Gratuity Fund. In addition to my trading and service on the CME Group Board, I am on the Board of Directors for Women in Listed Derivatives and a Governance Fellow at National Association of Corporate Directors. Additionally, I volunteer for Honor Flight Chicago, Navy Seal Foundation and the ALS Association, which demonstrates not only my commitment to the financial industry but also my support of the overall community. I thank you for the support and encouragement I’ve received during my three terms on the CME Group Board of Directors, and I look forward to serving you again. Please feel free to reach out to me with any questions, or to discuss any issues in greater detail. Please secure our CME Group’s future by casting your vote at www.proxyvote.com. Sincerely, Elizabeth A. Cook 630-698-3113 www.jomvote.com 65 reads 855-928-4491 Broad ridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above. www.iomvote.com 65 reads *** CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018, Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the 5EC because they contain, or will contain, important information a bout CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them. Copyright 2018 Developed by Sandyard.

IOMVote.com Resume Page

Elizabeth Cook for B-3 Share Director ONLY candidate stated with over 30 YEARS of Option experience! Elizabeth Cook LZY RESUME 2018 Ms. Cook has been a member of CME since 1933, starting her career in 1978 as a runner for Clayton Brokerage Inc. She is a member of the board’s risk committee. Ms. Cook actively participates as co-chair of the CME arbitration and floor conduct committees and serves on the board of the CME gratuity fund. In addition, she serves on CME’s membership and business conduct committees and continues her involvement as a CME PAC member. Ms. Cook is the founder and owner of MiCat Group LLC, a firm specializing in option execution services focusing on equities, FX and interest rates. She also serves as president of Lucky Star LLC, a commercial property management company. Ms. Cook is. also on the board of Women in Listed Derivatives. Her external activities include National Association of Corporate Directors Governance Fellow, Private Directors Association The Navy Seal Foundation, Ambassador for The ALS Association Greater Chicago Chapter and Honor Flight Chicago Director of Special Events, Board of Directors for Women in Listed Derivatives, Governance Fellow at National Association of Corporate Directors. While continuing her career at the CME, Ms. Cook has owned and operated several companies outside of the financial industry: Lucky Star LLC [1983- present) a commercial and residential property management company; Quality Tool and Supply (1990-1993) a hardware and power tool store; Swiss Dry Cleaners (1937-1990).

Outside of work she actively volunteers for Honor Flight Chicago and serves as an ambassador for The ALS Association, Greater Chicago Chapter. She lives in Clarendon Hills and is a proud mother of two successful young adults Catherine and Michael. • Elected to the CME Group Board of Directors for 2015-2016 term • Swiss Franc Options Committee from March of 1983 through January of 1999. • Booth Space Allocation Committee and Currency Sub Committee from March of 1991 through December of 1996 • Financial Options Committee and Currency Sub Committee from March of 1991 through April of 1998 • Physical Facilities/UTF Design Currency Sub Committee from March of 1992 through December of 1993 • Currency Price Limit committee from March of 1993 through December of 1993 • Amicus committee from January of 1994 through December of 2000 • Floor Brokers Committee from March of 1994 through December of 1996 • Membership Division A from March of 1994 through December of 1997 • Membership Division B Committee from January of 1999 through February of 2001 • 90 Day T-Bill Options Committee from April of 1994 through December of 1995 • Australian Dollar Options Committee from April of 1994 through August of 1998 • British Pound Options Committee from April of 1994 through January of 1999 • Canadian Dollar Options Committee from April of 1994 through January of 1999 • Currency Cross-Rate Options Committee from April of 1994 through December of 1994 • Euro FX Options Committee from April of 1994through January of 1999 • Eurodollar Options Committee from April of 1 994 through October of 2007 • French Franc Options Committee from April of 1994 through November of 2000 • FT-SE 100 Options Committee fro m April of 1994 through November of 2000 • Japanese Yen Options Committee from April of 1994 through November of 1999 • MMI Futures & Options Committees from April of 1994 through December of 1995 • Nikkei 225 Options Committee from April of 1994 through December of 1995 • One Month LIBOR Options Committee from April 1994 through December of 1995 • Russell 2000 Options Committee from April of 1994 through December of 1995 • S&P 500 Options Committee from April of 1994 through December of 1995 • S&P Midcap 400 Futures & Options Committees from April of 1994 through December of 1995 • Floor Broker Qualification Committee from March of 1995 through December of 1996 • Floor Orientation Committee from March of 1995 through December of 1996 • Euromark Options Committee from March of 1 995 through December of 1995 • Mexican Peso Options Committee from January of 1995 through January of 1999 • Professional Responsibilities Committee and Hearing Sub Committee from March of 1995 through December of 2000 • Broker Association Committee from March of 1996 through January of 1999 • Floor Practices Options Committee from March of 1996 through January of 1999 • Brazilian Real Options Committee from January of 1996 through August of 1998 • TF Issues Reconfiguring Eurodoller Top-Step Sub Committee from March of 1998 855-928-4491 Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

IF Issues Reconfiguring Eurodoller Top-Step Sub Committee from March of 1998 through January of 1999 • Currency Reconfiguration Committee from January of 1999 through January of 1999 • CME Floor Conduct (FKA Pit Supervision) Committee from March of 1994 through November 2008 • CME/CBOT Floor Conduct Committee (FKA CME Group) from November of 2008 through Present • Business Conduct Financial Division from January of 1999 through February of 2001 • Business Conduct from April of 2007 through Present • CME Probable Cause Committee from August of 2008 through Present 23 reads *** CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018, Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the 5EC because they contain, or will contain, important information a bout CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them. Copyright 2018 Developed by Sandyard.

IOMVote.com Endorsements Page

Elizabeth Cook for B-3 Share Director IOM Member for 33 years! Endorsements Members, I highly recommend that you vote for Liz Cook who is running for a position on our Board of Directors in the coming election. Liz has been a IOM member for 32 years and has been aware of all of the goings on at the exchange. She has spent much of her time recently in the Eurodollar options, but she has experience in several other pits. Liz is an involved person—when she commits to something she becomes involved-she does not just go along for the ride. I know that she will be available and conversant when you need to know things, and I know that she will make her voice heard at the Board level. Vote for Liz Cook--she will represent us very well.

Mike Mason
IOM Member since 1978
Full CBOT Member since 1975
CME Board of Directors 1978-1980

Members,

The CME Group has been an industry leader due to innovation and strong leadership. Times have changed as we are facing an uncertainty in the global markets and loss of customer base due to ever changing government regulation.
Elections are here and I endorse Elizabeth Cook for the B-3 shareholder director position, she will be that strong leadership.
I have known Liz for over 30 years. She was a floor broker for Citigroup in both the Currencies and Eurodollar Option pits. Liz is one of the most business savvy people I know. I trusted her as a floor broker to represent our clients and I will trust her as a governor of our exchange.

Barney Yeoman
Former Member
Retired Citigroup Director

Fellow Members,

I'm writing to encourage you to vote for **Liz Cook** as our Class B-3 Director in the upcoming election. Liz has multiple years of experience in our industry and she is incredibly in tune with the transition of where we are heading. Knowing Liz, I truly believe she will be the person to effectively lead us, and properly represent us, in the magnitude of changes we are confronted with.

.

Thanks so much for your consideration!

Sincerely,

Paul Zirpolo
CME Member

150 reads

YOUR VOTE IS IMPORTANT!

855-928-4491

Broadridge, CME Group's inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at **www.sec.gov**. In addition, shareholders may obtain free copies of these

Sincerely,

Paul Zirpolo
CME Member

150 reads

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at **www.sec.gov**. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Copyright © 2018,
Developed by Sandyard.

IOMVote.com Contact Page Elizabeth Cook for B-3 Share Director Bringing Diversity & a Fresh Perspective Contact Elizabeth Your Full Name* Please enter your full name Your Email: * Subject * Your Question * Please enter your question for Elizabeth.

57 reads 855-928-4491 Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above. *** CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018, Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the 5EC because they contain, or will contain, important information a bout CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting. The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

I hope to have your support this year.

Thanks Liz

I hope you are doing well. Please remember to vote in this year’s election.

*    *    *

Georgi Komon Gold

CME Group Board of Directors 2018 B-3 Share Candidate

Dear Class B-3 Shareholder,

While CME Group has enjoyed great success through the years, CME Group must remain strategically positioned as the world’s leading exchange through the advancement of technology, risk management and the creation of new products and services which enhance CME Group value to its members and shareholders.

I am a founding partner of Mark IV Brokerage, LLC, as well as a partner of Smart Confirm, a newly created software technology created to meet the Mark IV customer demand for a more efficient way to allocate trades and minimize clearing risk. For more than 35 years, I have consistently demonstrated my business acumen by responding successfully and innovatively to the constantly changing business demands by the customers of CME Group.

Election to the CME Group Board of Directors as your B-3 Director comes with serious responsibilities to members and shareholders alike. I have proven my ability to lead. Your vote for me is important because you know that:

•	I understand that changes in economic, regulatory, and political policies around the globe that can impact market conditions which can affect CME Group shareholder, member and customer risk.

•	I understand that CME Group must continue to exceed the global challenge from other exchanges by continuing to explore new ideas, new markets, and continue to pursue state of the art technology which can enhance the value of CME Group for its members and shareholders.

•	I understand the need to maintain strategic affiliations worldwide to increase growth, manage costs, and increase revenue for CME Group and its shareholders, while managing risk for the members and shareholders of CME Group.

www.georgikomongold.com

Most importantly, I hear you! I understand the value of communicating with you. I encourage you to share your thoughts and concerns with me. Learn more about me by visiting my website www.georgikomongold.com where you can vote as well.

I want to work with you, and for you. I will endeavor to represent all interests fairly, not just in word. I am asking for your support and your vote. Your vote is very important.

After all, we are the Exchange of ideas!

Georgi

Georgi Komon Gold

        480.220.6202

Voting Instructions

*YOUR 16 DIGIT CONTROL NUMBER IS IN YOUR PROXY PACKET

4 WAYS TO VOTE YOUR PROXY BEFORE MAY 9TH

1. WEBSITE: www.georgikomongold.com         (with your 16 digit control number)

2. ONLINE: www.proxyvote.com                         (with your 16 digit control number)

3. PHONE: 855.928.4491                                        (without your 16 digit control number)

4. MAIL: Please use the proxy mailed to you by CME Group. Remember; mail your proxy no later than April 25 to ensure it arrives in time to be counted.

www.georgikomongold.com

*     *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

The following communications were distributed to the CME Group shareholders on or after March 29, 2018.

From: SPECIMEN [mailto:id@ProxyVote.com]

Sent: XXX

To:

Subject: #CMEGR18# CME GROUP INC. Annual Meeting %P03747_0_0123456789012345_0000001%

You received this e-mail because our records show that (1) you are an employee of CME GROUP INC. with shares of Class A common stock resulting from CME Group’s Equity Program and who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

If you hold other classes of CME Group shares, each class will need to be voted separately using the control numbers sent to you.

Important Notice Regarding the Availability of Proxy Materials

2018 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 9, 2018

RECORD DATE: March 12, 2018

CUSIP NUMBER: 12572Q105

This e-mail represents all shares in the following account(s).

*** PRINT OPTIONS ARE NOT SET NO SUMMARY PROCESSING INFO WILL BE DISPLAYED ***.

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS A common stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 8, 2018.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are an employee of CME Group Inc., your PIN is the last four digits of your Social Security number.

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 8, 2018.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit you voting instructions up until 10:59 p.m. Central Time on May 8, 2018.

The relevant supporting documentation can be found at the following internet site(s):

Annual Report

http://materials.proxyvote.com/12572Q

custom/inter

Proxy Statement

http://materials.proxyvote.com/12572Q

If you are an employee and were enrolled for electronic delivery by CME GROUP INC. and still wish to receive hard copies of these materials, you may choose one of the following methods to make your request:

1) By Internet: https://www.proxyvote.com/00123456789012345

2) By Telephone: 1-800-579-1639

3) By E-mail: sendmaterial@proxyvote.com

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

From: SPECIMEN [mailto:id@ProxyVote.com]

Sent: XXX

To:

Subject: #CME18CLA# CME GROUP INC. Annual Meeting %P03747_0_0123456789012345_0000001%

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding the Availability of Proxy Materials

2018 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 9, 2018

RECORD DATE: March 12, 2018

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-1 stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 8, 2018.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 8, 2018.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Annual Report

http://materials.proxyvote.com/12572Q

custom/inter

Proxy Statement

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

From: SPECIMEN [mailto:id@ProxyVote.com]

Sent: XXX

To:

Subject: #CME18CLB# CME GROUP INC. Annual Meeting %P03747_0_0123456789012345_0000001%

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding the Availability of Proxy Materials

2018 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 9, 2018

RECORD DATE: March 12, 2018

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-2 stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 8, 2018.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 8, 2018.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Annual Report

http://materials.proxyvote.com/12572Q

custom/inter

Proxy Statement

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.

From: SPECIMEN [mailto:id@ProxyVote.com]

Sent: XX

To: Subject: #CME18CLC# CME GROUP INC. Annual Meeting %P03747_0_0123456789012345_0000001%

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding the Availability of Proxy Materials

2018 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 9, 2018

RECORD DATE: March 12, 2018

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-3 stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 8, 2018.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 8, 2018.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Annual Report

http://materials.proxyvote.com/12572Q

custom/inter

Proxy Statement

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

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From: SPECIMEN [mailto:id@ProxyVote.com]

Sent: XXX

To:

Subject: #CME18CLD# CME GROUP INC. Annual Meeting %P03747_0_0123456789012345_0000001%

You received this e-mail because our records show that you have expressly consented to receive CME GROUP INC. communications and vote by proxy via the internet. You may have given this consent during a prior vote at ProxyVote.com.

Important Notice Regarding the Availability of Proxy Materials

2018 CME GROUP INC. Annual Meeting of Shareholders

MEETING DATE: May 9, 2018

RECORD DATE: March 12, 2018

SHARES: 123,456,789,012.000000

CONTROL NUMBER: 0123456789012345

YOUR VOTE IS IMPORTANT! Please take a moment to vote your shares of CLASS B-4 stock of CME GROUP INC. for the upcoming Annual Meeting of Shareholders.

PLEASE REVIEW THE PROXY STATEMENT AND VOTE BY INTERNET BY 10:59 P.M. Central Time on May 8, 2018.

VOTE BY INTERNET - https://www.proxyvote.com/00123456789012345

You can enter your voting instructions and view the shareholder material at the internet site below. If your browser supports secure transactions, you will automatically be directed to a secure site.

https://www.proxyvote.com/00123456789012345

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote, you will need the above CONTROL NUMBER and your four digit PIN:

•	If you are a shareholder who consented to receive proxy materials electronically, your PIN is the four-digit number you selected at the time of your enrollment.

•	If you have forgotten your PIN number, please follow the instructions on https://www.proxyvote.com/00123456789012345

Internet voting is accepted until 10:59 p.m. (CT) on May 8, 2018.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click on the URL address below:

http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentation can be found at the following internet site(s):

Annual Report

http://materials.proxyvote.com/12572Q

custom/inter

Proxy Statement

http://materials.proxyvote.com/12572Q

If you would like to cancel your enrollment, or change your e-mail address or PIN, please go to https://www.InvestorDelivery.com. You will need the enrollment number below and your four-digit PIN. If you have forgotten your PIN, you can have it sent to your enrolled e-mail address by going to https://www.InvestorDelivery.com.

Your InvestorDelivery Enrollment Number is: M012345678901

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about ProxyVote.com.

(Include the original text and subject line of this message for identification purposes).

AOL users: Please highlight the entire message before clicking the reply button.